                                                                    Exhibit (q2)

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                          TIFF INVESTMENT PROGRAM, INC.

Know all men by these presents that each of the Directors of TIFF Investment Program, Inc. (the "Fund"), whose names and signatures appear below, constitutes and appoints Esther L. Cash, Richard Flannery, and William E. Vastardis, his or her attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for the Fund and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                                                February 6, 2004



----------------------------------      ----------------------------------
Name: Sheryl L. Johns                   Name: Harry Hoffman


/s/ Suzanne Brenner
----------------------------------      ----------------------------------
Name: Suzanne Brenner                   Name: William McLean

                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                          TIFF INVESTMENT PROGRAM, INC.

Know all men by these presents that each of the Directors of TIFF Investment Program, Inc. (the "Fund"), whose names and signatures appear below, constitutes and appoints Esther L. Cash, Richard Flannery, and William E. Vastardis, his or her attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for the Fund and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                                                February 6, 2004


/s/ Sheryl L. Johns
----------------------------------      ----------------------------------
Name: Sheryl L. Johns                   Name: Harry Hoffman



----------------------------------      ----------------------------------
Name: Suzanne Brenner                   Name: William McLean